                                                                    EXHIBIT 10.3

                                    GUARANTY

                  GUARANTY, dated as of September 23, 2002, made jointly and severally by the entities identified on the signature pages hereof (each a "Guarantor" and collectively, the "Guarantors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders referred to below (in such capacity, the "Agent") pursuant to the Loan Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Iron Age Holdings Corporation, a Delaware corporation ("Parent"), Iron Age Corporation, a Delaware corporation ("Iron Age"), Falcon Shoe Mfg. Co., a Maine corporation ("Falcon" and, together with Iron Age, each a "Borrower" and collectively, the "Borrowers"), the financial institutions from time to time party thereto (the "Lenders"), and the Agent, are parties to a Loan and Security Agreement, dated as of September 23, 2002 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement");

                  WHEREAS, pursuant to the Loan Agreement, the Lenders have agreed to make revolving credit loans and term loans (each a "Loan" and collectively, the "Loans") to the Borrowers and assist the Borrowers in obtaining the issuance of letters of credit (the "Letters of Credit") in an aggregate principal amount at any one time outstanding not to exceed the Total Commitment (as defined in the Loan Agreement);

                  WHEREAS, pursuant to Section 18.1 of the Loan Agreement, the Parent has guaranteed all Loans and other obligations under the Loan Agreement;

                  WHEREAS, pursuant to Section 3.1 of the Loan Agreement, each Guarantor is required to execute and deliver to the Agent a guaranty guaranteeing all Loans and all other obligations under the Loan Agreement;

                  WHEREAS, the Borrowers and the Guarantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Borrower or Guarantor often being provided through financing obtained by the other Borrowers or Guarantors and the ability to obtain such financing being dependent on the successful operations of all of the Borrowers and Guarantors as a whole; and

                  WHEREAS, each Guarantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Guarantor;

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and to assist the Borrowers in obtaining the issuance of Letters of Credit pursuant to the Loan Agreement, each Guarantor agrees with the Agent as follows:

                  Section 1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined in the Loan Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein.

                  Section 2. Guaranty. The Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantee the punctual payment, as and when due and payable, by stated maturity or otherwise, of all Obligations of the Borrowers from time to time owing by them in respect of any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding), reimbursement obligations and repayment obligations in respect of all Letters of Credit and all interest thereon, fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrower, being the "Guaranteed Obligations"), and agree to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by the Agent and the Lenders in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantors' liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Agent and the Lenders under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party.

                  Section 3. Guaranty Absolute; Continuing Guaranty;
Assignments.

                  (a) The Guarantors, jointly and severally, guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. The obligations of the Guarantors under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of the Guarantors under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantors hereby irrevocably waive any defenses they may now or hereafter have in any way relating to, any or all of the following:

                           (i) any lack of validity or enforceability of any
Loan Document or any agreement or instrument relating thereto;

                           (ii) any change in the time, manner or place of
payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

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
                           (iii) any taking, exchange, release or non-perfection
of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                           (iv) any change, restructuring or termination of the
corporate, limited liability company or partnership structure or existence of any Loan Party; or

                           (v) any other circumstance (including any statute of
limitations) or any existence of or reliance on any representation by the Agent or the Lenders that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent, the Lenders or any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

                  (b) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Guaranty at a time when the Lenders' commitments have terminated, (ii) be binding upon the Guarantors, their successors and assigns and (iii) inure to the benefit of and be enforceable by the Agent, the Lenders and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under any Loan Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in the Loan Agreement.

                  Section 4. Waivers. The Guarantors hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or the Lenders exhaust any right or take any action against any Loan Party or any other Person or any Collateral. The Guarantors acknowledge that they will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantors hereby waive any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                  Section 5. Subrogation. No Guarantor may exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent and the Lenders against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash at a time when the Lenders' commitments have terminated. If any amount shall be paid to such Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty at a time when the Lenders' commitments have terminated, such amount shall be held in trust for the benefit of the Agent and the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) such Guarantor shall make payment to the Agent and the Lenders of all or any part of the Guaranteed Obligations and (b) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash at a time when the Lenders' commitments have terminated, the Agent and the Lenders will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                  Section 6. Representations, Warranties and Covenants. Each Guarantor hereby represents and warrants as follows:

                  (a) Such Guarantor (i) is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the first page hereof, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other Loan Document to which such Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

                  (b) The execution, delivery and performance by such Guarantor of this Guaranty and each other Loan Document to which such Guarantor is a party
(i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting such Guarantor or its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by such Guarantor of this Guaranty or any of the other Loan Documents to which such Guarantor is a party, except for the filing of any financing

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statements on Form UCC-1 or such other registrations, filings or recordings as may be necessary to perfect the Lien purported to be created by any Loan Documents to which such Guarantor is a party.

                  (d) Each of this Guaranty and the other Loan Documents to which such Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                  (e) There is no pending or, to the best knowledge of such Guarantor, threatened action, suit or proceeding affecting such Guarantor or to which any of the properties of such Guarantor is subject, before any court, other Governmental Authority or regulatory body or any arbitrator that (i) if adversely determined, could have a Material Adverse Change or (ii) relates to this Guaranty or any of the other Loan Documents to which such Guarantor is a party or any transaction contemplated hereby or thereby.

                  (f) Such Guarantor (i) has read and understands the terms and conditions of the Loan Agreement and the other Loan Documents, and (ii) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrowers and the other Loan Parties, and has no need of, or right to obtain from the Agent or any Lender, any credit or other information concerning the affairs, financial condition or business of the Borrowers or the other Loan Parties that may come under the control of the Agent or any Lender.

                  (g) Such Guarantor covenants and agrees that until full and final payment of the Guaranteed Obligations, it will comply with each of the covenants which are set forth in Section 6 and Section 7 of the Loan Agreement as if such Guarantor were a party thereto.

                  Section 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Guarantor (any such notice being expressly waived by the Guarantors) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or any Lender to or for the credit or the account of the Guarantors against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not the Agent or any Lender shall have made any demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. The Agent and each Lender agrees to notify the Guarantor promptly after any such set-off and application made by the Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Lenders under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent and the Lenders may have under this Guaranty or any other Loan Document in law or otherwise.

                  Section 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to any Guarantor, to it at its address specified for the Administrative Borrower in the Loan Agreement and if to the Agent to it, at its address specified in the Loan Agreement; or, as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or three Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, if transmitted on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, if delivered on a Business Day and, if not, on the next Business Day.

                  Section 9. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, CARE OF THE ADMINISTRATIVE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN THE LOAN AGREEMENT AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

                  Section 10. WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

                  Section 11. Taxes.

                  (a) All payments made by any Guarantor hereunder or under any other Loan Document shall be made in accordance with the terms of the Loan Agreement and shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future Taxes. If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Loan Document,

                           (i) the amount so payable shall be increased to the
extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Agent or the Lenders pursuant to this sentence) the Agent or the Lenders receive an amount equal to the sum they would have received had no such deduction or withholding been made,

                           (ii) such Guarantor shall make such deduction or
withholding,

                           (iii) such Guarantor shall pay the full amount
deducted or withheld to the relevant taxation authority in accordance with applicable law, and

                           (iv) as promptly as possible thereafter, such
Guarantor shall send the Agent and the Lenders an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Agent or the Lenders, as the case may be) showing payment. In addition, such Guarantor agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement or any other Loan Document.

                  (b) Each Guarantor hereby indemnifies and agrees to hold the Agent and the Lenders harmless from and against Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this
Section 11) paid by the Agent or any Lender and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which the Agent or any Lender makes written demand therefor, which demand shall identify the nature and amount of Taxes.

                  (c) If Agent or any Lender shall determine that it has received a refund in respect of any Taxes as to which it has been indemnified by a Guarantor pursuant to this Section 11, it shall notify Administrative Borrower of such refund and shall, within 30 days after receipt of a request by Administrative Borrower, repay such refund to the Guarantors (to the extent of amounts that have been paid by the Guarantors under this Section 11 with respect to such refund plus interest that is actually received by Agent or such Lender as part of the refund), net of all expenses of Agent or such Lender and without any additional interest thereon; provided, that the Guarantors, upon request by Agent or such Lender agree to return such refund (plus penalties, interest and other charges) to Agent or such Lender in the event Agent or such Lender is required to repay such refund. Nothing contained in this Section 11(c) shall require Agent or any Lender to make available to any Guarantor or any other Person any of its tax returns (or any other information relating to its taxes that it deems to be confidential).

                  (d) If any Guarantor fails to perform any of its obligations under this Section 11, the Guarantors shall indemnify the Agent and the Lenders for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Borrowers under this Section 11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  Section 12. Miscellaneous.

                  (a) The Guarantors will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Agent, for the benefit of the Lenders, at such address specified by the Agent from time to time by notice to the Guarantors.

                  (b) No amendment or waiver of any provision of this Guaranty and no consent to any departure by the Guarantors therefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantors and the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

                  (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (e) This Guaranty shall (i) be binding on the Guarantors and their successors and assigns, and (ii) inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by Section 14 of the Loan Agreement, any Lender may assign or otherwise transfer its rights and obligations under the Loan Agreement or any other Loan Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. The Guarantors agree that each participant shall be entitled to the benefits of Section 11 with respect to its participation in any portion of the Loans as if it was a Lender. None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent.

                  (f) This Guaranty and the other Loan Documents represent the entire agreement of the Guarantor, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to the subject matter thereof not expressly set forth or referred to herein or in the other Loan Documents.

                  (g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (h) THIS GUARANTY AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                  (i) All of the obligations of the Guarantors hereunder are joint and several. The Agent or any Lender may, in its sole and absolute discretion, enforce the provisions hereof against any of the Guarantors and shall not be required to proceed against all Guarantors jointly or seek payment from the Guarantors ratably.

                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

                                      GUARANTORS:

                                      IRON AGE INVESTMENT COMPANY

                                      By: Bart R. Huchel
                                          --------------
                                          Name: Bart R. Huchel
                                          Title:President

                                      IA VISION ACQUISITION, CO.


                                      By: Bart R. Huchel
                                          --------------
                                          Name: Bart R. Huchel
                                          Title: Vice President and Treasurer